Income taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

12. Income taxes

(a) Corporate income tax (“CIT”)

As a Cayman Island resident company, the Company is not subject to income tax.

The PRC subsidiaries are governed by the Income Tax Law of the PRC concerning Chinese limited liability companies. Under the Income Tax Laws of the PRC, the PRC subsidiaries are subject to an income tax at a statutory rate of 25% on income reported in the statutory financial statements after appropriate tax adjustments.

The Company had minimal operations in jurisdiction other than the PRC. Income before income tax expenses consists of:

	December 31,
	2009	2010	2011
	US$	US$	US$
PRC	79,707,121	100,129,993	173,729,290
Non PRC	(17,463,302)	(11,674,365)	(12,086,672)

Total	62,243,819	88,455,628	161,642,618

Income tax expense for the years ended December 31, 2009, 2010 and 2011 is summarized as follows:

	December 31,
	2009	2010	2011
	US$	US$	US$
Current:
CIT tax expense	23,739,713	10,583,933	30,842,678
Land Appreciation Tax (“LAT”) expense	2,185,775	16,154,567	25,582,339
Deferred tax expense (benefit)	(6,100,697)	10,594,874	2,212,472

Income tax expense	19,824,791	37,333,374	58,637,489

The Group’s income tax expense differs from the tax expense computed by applying the statutory CIT rate of 25% for the year ended December 31, 2009, 2010 and 2011, as follows:

	December 31,
	2009	2010	2011
	US$	US$	US$
CIT at rate of 25%	15,560,955	22,113,907	40,410,655
Tax effect of non-deductible expenses	2,185,055	3,527,302	266,537
Tax effect of non-taxable income	(1,178,165)	(623,524)	(2,397,886)
LAT expense	2,185,775	16,154,567	25,544,793
CIT benefit of LAT	(546,444)	(4,038,642)	(6,386,198)
Changes in valuation allowance	(1,677,358)	19,154	(2,083,756)
International rate difference	1,437,957	252,290	3,283,344
One-time tax effect of 2008 China tax return filed in 2009	2,149,972	—	—
Others	(292,956)	(71,680)	(28,159)
Actual income tax expense	19,824,791	37,333,374	58,637,489

The one-time tax effect charge was based on a Central Government interpretation clarified during the second quarter of 2009. According to the new interpretation, provisional deemed profit tax payments made prior to January 1, 2008, when tax rates were at 33%, will be considered final and not subject to adjustment for the new tax rate of 25% effective January 1, 2008. Prior to the release of the new interpretation, the Company accounted for income taxes on pre-sales as prepaid taxes, measured at the applicable current tax rate in the year pre-sales occurred. Prepaid taxes then were credited against subsequent tax obligations when sales were finalized. As a result of the release of the new interpretation, the Company will no longer be entitled to credit prepaid taxes against subsequent tax obligations to the extent prepaid taxes were assessed based on a tax rate in excess of the tax rate applicable in the year the sales are finalized (i.e. 33% prepaid tax will now be credited based on a tax cost of 25%).

The international rate difference for the year ended December 31, 2011 mainly represented accrued withholding taxes related to the portion of the Group’s retained earnings that were distributed to its shareholders. See Note 12d) for more detail.

(b) Liability for unrecognized tax benefit

On January 1, 2007, the Group adopted ASC 740-10. There was no cumulative effect adjustment to beginning retained earnings resulting from the adoption of ASC 740-10, as the total liability for cumulative unrecognized tax benefits of $2,667,594 as of January 1, 2007 was recognized in deferred tax liability, as discussed below. The following table summarizes the activity related to the Group’s unrecognized tax benefits from December 31, 2009 to December 31, 2010 and to December 31, 2011.

US$
Balance as of December 31, 2009	12,756,758
Movement in current year due to foreign exchange rate fluctuation	395,838
Balance as of December 31, 2010	13,152,596

Movement in current year due to foreign exchange rate fluctuation	671,730
Balance as of December 31, 2011	13,824,326

The current year movement in ASC 740-10 liability of US$671,730 (2010: US$395,838), solely to year-over-year in US$-RMB exchange rate, and therefore was recorded as other comprehensive income arising from the foreign currency translation.

The liability for unrecognized tax benefit relates to the application of the deemed profit method by the local tax authority of Zhengzhou city. During the years ended December 31, 2005 to 2010, in accordance with the provisions of the PRC tax law, the local tax authority of Zhengzhou City concluded a deemed profit method is a better measure of income tax liability for companies in the real estate industry located in that province, including the PRC subsidiaries, than the statutory taxable income method.

Under the deemed profit method, the local tax authority levies income tax based an arbitrary deemed profit of range from 12% to 20% of total cash receipts of real estate property companies, rather than based on the statutory income tax rate on the adjusted taxable income, which was 33% for the years up to 2007 and 25% for 2008 and onwards. The PRC subsidiaries in that province had filed their tax returns based on the deemed profit method for the years ended December 31, 2009 and 2010. The local tax authority was entitled to re-evaluate prior years’ income taxes assessed under the deemed profit method, upon receipt of audited accounts or upon completion of specific development projects.

The entire unrecognized tax benefit, if ultimately recognized, will impact the effective tax rate. The Group anticipates new unrecognized tax benefits, related to tax positions similar to those giving rise to its existing unrecognized tax benefits, to originate after December 31, 2011. However, a reasonable estimate of the range of the possible increases related to similar positions originating after December 31, 2011 cannot be made at this time.

Although the local tax authority of Zhengzhou City has not indicated that it will re-evaluate prior years, the Group believes that the possibility exists for reinterpretation of the application of the tax regulations by higher tax authorities in the PRC, potentially overturning the decision made by the local tax authority to apply the deemed profit method. Because of the uncertainty surrounding whether or not these tax years will be re-evaluated and the taxes adjusted, the difference between the taxes due based on taxable income calculated according to statutory taxable income method and the taxes due based on the deemed profit method has been recorded as an additional receivable or payable and has been included in unrecognized tax benefits. Management believes if the local tax authority of Zhengzhou City or a higher tax authority were to re-evaluate any of these tax years, the PRC subsidiaries would be required to pay additional taxes due, based on the accumulated difference between the amounts paid under the deemed profit method and the amounts due under the PRC statutory taxable income method.

The PRC income tax returns for fiscal year 2005 through fiscal year 2011 remain open to potential examination. In addition, local tax authorities may exercise broad discretion in applying the tax law, thus potentially exposing the PRC subsidiaries to audits of tax years outside the general statute of limitations.

It is the Group’s continuing practice to recognize interest and penalties related to uncertain tax positions in other expenses. As of the December 31, 2011, no interest and penalties have been recognized under ASC 740-10 as the management believes that revaluation of tax levy method will not be charged of interest and penalties.

(c) LAT

Since January 1, 1994, LAT has been applicable at progressive tax rates ranging from 30% to 60% on the appreciation of land values, with an exemption provided for the sales of ordinary residential properties if the appreciation values do not exceed certain thresholds specified in the relevant tax laws. However, prior to September 2004, the Group’s local tax authority in Zhengzhou city did not impose the regulation on real estate companies in its area of administration. Since September 2004, the local tax authority has levied the LAT at the rate of 0.8% or 1.0% against total cash receipts from sales of real estate properties, rather than according to the progressive rates. In early 2007, the national PRC tax authorities clarified the regulations to require the full payment of LAT in accordance with the progressive rates.

For the years ended December 31, 2009, 2010 and 2011, the Group has made full provision for LAT with respect to properties sold up to December 31, 2011 in accordance with the requirements set forth in the relevant PRC tax laws and regulations.

In the third quarter of 2010, the tax authorities of Jiangsu Province issued their interpretation of the definition of a “standard ordinary apartment”, for the purposes of LAT. The Company previously believed that all of the units in its projects met the definition of “standard ordinary apartment”. However, based on the interpretation, none of the units in its Jiangsu projects meet this definition. This interpretation differs from that adopted by other provinces in China. Thus, an exemption for LAT on profits up to 20% on “standard ordinary apartments” would not apply and the LAT rate for the Company’s projects in Jiangsu Province was increased from zero to 30% on those apartments. In light of Jiangsu Province’s interpretation, in the third quarter of 2010 the Company recognized a one-time charge of US$6.8 million to income tax expense and resulted in an increase of income tax liabilities arising due to new interpretation of tax law.

In the second quarter of 2010, one of Jiantou Xinyuan’s projects, Zhengzhou International City Garden II, completed an LAT settlement from local tax bureau. The settlement is based on deemed profit method of US$4.2 million, while the Company has accrued the tax liability based on actual revenue method of US$21.4 million. As of December 31, 2010 and 2011, the unsettled liability has been accrued and carried forward.

(d) Deferred tax

The tax effects of temporary differences that give rise to the Group’s net current deferred tax assets and liabilities as of December 31, 2010 and 2011 are as follows:

	December 31,	December 31,
	2010	2011
	US$	US$
Current deferred tax assets:
Tax loss to be carried forward	1,527,140	126,295
Accruals and provisions	11,162,733	15,923,774
Impairment on Suzhou International City Garden project	—	20,564,064
Allowance for deferred tax assets	—	(7,870,785)

Total current deferred tax assets	12,689,873	28,743,348
Current deferred tax liabilities:
Revenue recognized based on percentage of completion	(25,265,959)	(44,809,072)
Real estate properties accelerated cost deduction	(1,257,042)	(1,321,242)
Taxable temporary differences arise during the acquisition of Jiantou Xinyuan	(4,835,617)	—
Others	(62,345)	(509,881)

Total current deferred tax liabilities	(31,420,963)	(46,640,195)

Net current deferred tax liabilities	(18,731,090)	(17,896,847)

The tax effects of temporary differences that give rise to the Group’s net long-term deferred tax assets and liabilities as of December 31, 2010 and 2011 are as follows:

	December 31, 2010	December 31, 2011
	US$	US$
Long-term deferred tax assets:
Tax loss to be carried forward	3,039,165	—
Accruals and provisions	902,568	708,419
Impairment on Suzhou International City Garden project	19,805,164	—
Allowance for deferred tax assets	(10,527,504)	—

Total long-term deferred tax assets	13,219,393	708,419
Long-term deferred tax liabilities:
Revenue recognition based on percentage of completion	(11,294,464)	—

Total long-term deferred tax liabilities	(11,294,464)	—

Net long-term deferred tax assets	1,924,929	708,419

Certain of the Company’s PRC subsidiaries have PRC tax net operating loss carry forwards of US$0.7 million (2010: US$1.5 million) which will expire in the beginning of 2016, if unutilized.

As of December 31, 2010, the Company asserted that it was going to permanently reinvest all the undistributed earnings of its PRC subsidiaries to finance their future operations. During the second quarter of 2011, the Company received a request from its shareholders to distribute excess earnings to its shareholders. Subsequently, the Company reviewed its operational funding needs and future development initiatives, and developed a dividend distribution plan for a portion of its undistributed earnings. The Company intends to re-invest all but US$XX of its undistributed retained earnings of PRC subsidiaries to finance their future operations. Therefore, the Company has accrued a deferred income tax liability of US$XX for the withholding tax liability to be remitted upon the distribution of the retained earnings not permanently reinvested. During the year ended December 31, 2011, the Company has distributed US$XX in dividends to its shareholders.

For each PRC subsidiary, deferred tax assets have been netted against deferred tax liabilities by current or non-current classification, as the reversal of the underlying temporary differences is expected to occur in the same future periods.

The deferred tax assets and liabilities will reverse when the originating temporary differences reverse. In addition, as a result of applying the deemed profit method to calculate PRC income taxes payable, deferred tax assets and liabilities will reverse either if the tax years are re-evaluated and reassessed under the statutory taxable income method or the tax years are no longer open for tax review.

In assessing the ability to realize the deferred tax assets, the Company has considered whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company records a valuation allowance to reduce deferred tax assets to a net amount that management believes is more-likely-than-not of being realizable based on the weight of all available evidence.